ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivables and other current assets

	As at December 31, 2019	As at December 31, 2018
Accounts receivable
Amounts due from concentrate sales	$68	$76
Other receivables	295	172
	$363	$248
Other current assets
Derivative assets	$1	$2
Goods and services taxes recoverable[1]	302	182
Prepaid expenses	174	72
Other[2]	88	51
	$565	$307

[1]
Primarily includes VAT and fuel tax recoverables of $141 million in Mali, $61 million in Tanzania, $50 million in Zambia, $26 million in Argentina, and $10 million in the Dominican Republic (Dec. 31, 2018: $nil, $67 million, $60 million, $22 million, and $12 million, respectively).